Analyst’s Presentation
AACC Exposition
07.22.09
Analyst’s Presentation
AACC Exposition
07.22.09
César M. García
Chairman, President & Chief Executive Officer
Tom Warekois Thomas H. Adams, PhD
President, Iris Diagnostics
Chief Technology Officer

Safe Harbor Provision
Safe Harbor Provision
This presentation contains forward-looking statements made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements include, but are not limited to, the Company’s views on future financial performance, market growth, capital requirements, regulatory developments, new product introductions and acquisitions, and are generally identified by phrases such as “thinks,”
“anticipates,” “believes,” “estimates,” “expects,” “intends,” ,“plans,” and similar words.
Forward-looking statements are not guarantees of future performance and are inherently subject to uncertainties and other factors which could cause actual results to differ materially from the forward-looking statement.  These statements are based upon, among other things, assumptions made by, and information currently available to, management, including management’s own knowledge and assessment of the Company’s industry, R&D initiatives, competition and capital requirements.  Other factors and uncertainties that could affect the Company’s forward-looking statements include, among other things, the following:  identification of feasible new product initiatives, management of R&D efforts and the resulting successful development of new products and product platforms; obtaining regulatory approvals for new and enhanced products; acceptance by customers of the
Company’s products; integration of acquired businesses; substantial expansion of international sales; reliance on key suppliers; the potential need for changes in long-term strategy in response to future developments; future advances in diagnostic testing methods and procedures; potential changes in government regulations and healthcare policies, both of which could adversely affect the economics of the diagnostic testing procedures automated by the Company’s products; rapid technological change in the microelectronics and software industries; and competitive factors, including pricing pressures and the introduction by others of new products with similar or better functionality than our products.  These and other risks are more fully described in the Company’s filings with the
Securities and Exchange Commission, including the Company’s most recently filed Annual
Report on Form 10-K and Quarterly Report on Form 10-Q, which should be read in conjunction herewith for a further discussion of important factors that could cause actual results to differ materially from those in the forward-looking statements.  The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

iChem iChem ® ® VELOCITY™ VELOCITY™ / iRICELL™ / iRICELL™ Launch Status Launch Status C. Garcia C. Garcia 07.22.09 07.22.09

iChem
iChem
®
®
VELOCITY™
VELOCITY™
Launch Status
Launch Status
•
Successful re-launch of iChem Velocity in Q2-09
–
Customer satisfaction is high
–
Most distributors have re-initiated their full scale launch and field retrofit program
–
Shipped 50 analyzers bringing the total to approximately
150 units shipped since September 08
–
Beginning to experience the pull through of iChem test
strips
•
Pending 510(k) Clearance:  IRIS responses are
being reviewed by the FDA and an official response
is expected imminently

Product Introduction Schedule
•
Europe Complete
•
Japan/ China / Mexico, et.al. FY 2010
•
Latin America/ ROW               In process
•
US
–
Pending 510(k) clearance
–
Carefully managing the chemistry product transition to avoid confusion in the market place at the end of FY 09.

Product Pipeline Summary
•
Velocity and iRICELL – US FDA 510(k) pending
•
Synovial Fluids Application – US FDA 510(k) pending
•
NADiA
® ®
ProsVue™ – Clinical Studies in process
•
iRICELL
® ®
Advanced UTI Algorithm – in development
•
3GEMS™ urinalysis – product development starts
late 2009
•
3GEMS™ hematology – feasibility complete early
2010

NADiA NADiA ® ® ProsVue™ ProsVue™ Status Status Tom Adams / Tom Warekois Tom Adams / Tom Warekois 07.22.09 07.22.09

Post RP Therapy Environment
•
Urologists choose to conduct a radical prostatectomy (RP) when they believe that the disease is confined to the prostate and the procedure has a high chance of curing or dramatically slowing the progress of the disease
•
Post RP, the surgical area and removed tissues are analyzed and patients are typically stratified into three risk groups. A patient needs to only trip one criteria to qualify for the higher risk category:
HIGH MODERATE LOW
Gleason Score 8 – 10 7
Disease Level >=T3               T2C / T2B
Pre RP PSA Level (ng/ml) >20                   10<x<20
•
Patient Distribution and Potential for Biochemical Relapse (BCR) are as follows:
Post RP Risk Stratification BCR Relapse Rate (5.3 yrs)
High 63%
Mod 23%
Low 5%

8%
42%
50%
High
Moderate
Low
<=6
<=T2A
<=10

Post RP Therapy Environment
•
Watchful Waiting
– MD monitors the patient’s progression of PSA levels over time.  Once the level surpasses a BCR threshold employed by the MD (the most common is 200 pg/ml) salvage radiation therapy is typically recommended
•
Adjuvant Radiation Therapy
(ART)
– If the MD believes that the patient is at high risk of recurrence, he/she may recommend adjuvant radiation therapy following the RP.
• ART is typically started after the patient regains continence (~3-4 months)
•
Salvage Radiation Therapy
(SRT)
– Any radiation therapy after either 2 yrs post RP, or after BCR is defined as salvage
•
Androgen Deprivation Therapy
(ADT)
– If the MD believes that the cancer has spread beyond the prostate bed, he/she may recommend the use of ADT drugs to slow the growth of the cancer throughout the body
•
Chemotherapy
– Chemotherapy is typically used only after a distant metastasis has been identified
Treatment Options
BCR
Time
ART
SRT
ADT
ADT
Chemo

Post RP Therapy Environment
• Although there are no specific guidelines on treatment, recent studies are providing strong evidence of the following:
– Adjuvant Radiation Treatment (ART) is more effective than Salvage Radiation
Treatment (SRT)
– Adjuvant Radiation Treatment provides better long-term outcomes for all high risk patients
• Lower BCR Rate
• Better Long-Term Survival
• KOL’s are advocating the following:
– Expand the use of ART
– Set the BCR bar lower in order to accelerate the application of SRT
• BCR has evolved from 400pg/ml to 200pg/ml, with some KOL’s are initiating
treatment
at 100pg/ml.
Evolution

NADiA
®
ProsVue™ Positioning
• Definition
– NADiA ProsVue consists of two elements
• An exquisitely sensitive and precise tPSA assay
• A patent-protected algorithm for analyzing multiple data points for the purpose of stratifying patients into recurrence risk categories
• Performance
– A unique study will show that with data collected over a period of 3-18 months post RP, ProsVue will be able to predict
(with a sensitivity and specificity >95%)
which patients can be expected to be either stable, or recur over a 8 yr period
• Large (n=300)
• Hard End Point:  Proven Cancer Recurrence, or lack thereof
Performance
Time
BCR
18 Months
Recurring
Patients
Stable
Patients

NADiA
®
ProsVue™ Positioning
• The results of the study will be submitted to the FDA 2H09 with the objective of achieving the following claim:
Indications for Use
NADiA® ProsVue is an in-vitro diagnostic total PSA assay intended to be used in conjunction with clinical evaluation as an aid in predicting risk for recurrence of prostate cancer for the eight-year period following radical prostatectomy.  Low linear rates of increase of
NADiA ProsVue values measured at a minimum of three time points between 3 and 18 months post radical prostatectomy are associated with reduced risk for recurrence. NADiA® ProsVue results are indicated for use by physicians as a prognostic marker only and are not intended for diagnosis or to help select the optimal therapy for patients.

NADiA
®
ProsVue™ Positioning
• Value Statement:
– By identifying the stable patients within a high-risk candidate pool (based upon current risk stratification approaches) NADiA ProsVue will provide valuable information to healthcare providers in their patient management decisions.
• High risk patients not identified as stable by NADiA ProsVue will likely be evaluated by healthcare providers as candidates for Adjuvant Radiation Therapy
• Potential Clinical Benefits
– If stable patients are shown to not benefit from ART, NADiA ProsVue will significantly reduce costs by avoiding unnecessary ART and improve patient outcomes by minimizing morbidity associated with radiation treatment.
– NADiA ProsVue relieves patient anxiety by providing a fact-based prognostic indication of their cancer status over an 8 yr period of time.
Positioning

NADiA
®
ProsVue™ Positioning
Competition
BCR
Time
200 pg/ml
Conventional
Ultra
Sensitive
NADiA
ProsVue

• Description:  NADiA ProsVue has two competitive segments
–
“Conventional”
Assays: Sensitive and precise to ~100pg/ml
• Well accepted in the market place a very commonly used
–
“Ultrasensitive”
Assays: Sensitive and precise in the range of 15-40pg/ml
• Not well accepted. These assays have
“gotten
a bad
rap”
due to the imprecision of
the initial commercial products
– NADiA ProsVue is sensitive and precise down to 1 pg/ml

• Assessment
– NADiA ProsVue’s positioning as a tool for managing the use of adjuvant radiation therapy is defendable per the following
observations
• The decision to administer ART is very time sensitive
– The advantage of ART vs SRT is solely based upon the time in which it is administered
• The fundamental rationale for ART is the assumption that the patient is at high risk of recurrence. The confidence in the decision to withhold ART depends upon the confidence in the knowledge that the patient is at low risk of recurrence post RP
• Only ProsVue can provide the confident knowledge in the necessary time frame
NADiA
®
ProsVue™ Positioning
Competition

510k
Submission
Submitted Pre-IDE
Collaborative
approach optimizing
study design and
regulatory pathway
Protocol/IRB
Approval at Duke
To initiate first
stage of clinical
study
ProsVue
ProsVue
Regulatory Strategy
Regulatory Strategy
FDA Marketing
Clearance
Pre-IDE Meetings with FDA
Discussions reaching
agreement on protocol
for clinical studies
FDA Review Process
Clinical
Studies
Conducted 30 Patient
Clinical Study
Results support
prognostic claim
Pre-IDE Supplement
Submitted &
Reviewed by FDA
Add’l FDA comments
incorporated
Protocol/IRB Approval for
Pivotal Clinical Study
University of Washington
Eastern Virginia Medical School
Duke University (pending)
Sloan-Kettering (pending)
2009 2H-08
Pre-IDE meetings provided feedback from FDA to reach
agreement on clinical study protocol and regulatory pathway

NADiA ® ProsVue™ Clinical Study
A 300 patient retrospective
study with a prognostic claim

Univ
Washington
500
Patient Pool
100
Recurrent
Patients
300 Random
Patient Pool
IRIS
510(k)
DUKE
Memorial
Sloan
Kettering
Eastern
Virginia
200 Stable
Patients
IMD
Test and
Data
Analysis
Roche
Lifecycler
480
510(k)

NADiA ® ProsVue™ Status Summary
as of 07.21.09
•
Adopted all FDA recommendations from their latest Pre-IDE
review.  Protocol and proposed claim are final.
•
The clinical trials will be initiated as soon as ALL IRB’s are approved by the following institutions:
•
Duke University (Lead Investigators) IRB Aug 09
•
Sloan Kettering IRB Aug 09
•
Eastern Virginia Medical School – IRB approved
•
University of Washington – IRB approved

FDA
Marketing
Clearance
2H-09
Clinical Studies
510k Submission
FDA Decision
Pre-IDE Submission
Protocol/IRB Approval

NADiA
®
ProsVue™ Commercialization & Reimbursement
•
Reimbursement:  $200 - $300 / patient test
•
Approximately $1000 over first 18 months
•
Revenue after 18 months depends on compliance and
physician’s practice
•
Continuing communications with commercial partners –
pending FDA clearance and claim confirmation

Business Update Business Update Second Quarter 2009 C. Garcia C. Garcia 07.21.09 07.21.09

Q2-09 Overview -
Q2-09 Overview -
Revenue
Revenue
• Achieved $22.3M in revenue:
– Consolidated revenue below expectations due to the following factors:
•
Delayed purchases of in-vitro diagnostics capital equipment by our US customers approaching ~$1.5M, resulting in approximately 25% decline in consolidated instruments revenue over prior year’s quarter
•
Many of the expected domestic orders were in the final stages of the selling cycle but capital funding was not released
•
Increased rental pattern:  ~$500k in equipment rentals whose instrument’s revenue will be deferred over future periods
•
$400K lower than expected sales in our Sample Processing Division
– Strong international demand for both iChem VELOCITY and iRICELLs
•
72 iQ Analyzers
•
50 iChem Velocity analyzers
•
56% of iChem VELOCITY shipments were part of an iRICELL
– Record Consumables and Service revenue: $12.9M, 58% of total sales
•
8% increase over prior year’s quarter
•
3% sequential revenue growth

The financial estimates disclosed on this presentation are preliminary and subject to external auditor’s review and, therefore remain subject to change.

Other financial indicators for Q2-09
•
Estimated Consolidated gross margins for the comparable
second quarter remain at 51% despite significant lower
instruments volume, severance costs and VELOCITY introduction and retrofit costs
•
Estimated Consumables and Service gross margins improved to
59% from 58%, after severance charges related to a reduction in force implemented in June 2009 (61% on pro forma basis)
•
Cash and cash equivalents improved to approximately $29
million from $27 million in Q1-09
•
Financial results include severance and terminations cost of approximately $325k

The financial estimates disclosed on this presentation are preliminary and subject to external auditor’s review and, therefore remain subject to change.

Q2-09 Overview -
Q2-09 Overview -
Earnings
Earnings
•
GAAP Earnings for the quarter expected to be in
the range of $0.05 to $0.07 including the
following non-recurring costs
–
Severance and termination costs
–
iChem VELOCITY Retrofit Cost Provision
–
Impact: $0.03
Pro-forma earnings are expected to be $0.08 - $0.10
versus $0.11 in guidance primarily due to the domestic
instruments revenue shortfall

The financial estimates disclosed on this presentation are preliminary and subject to external auditor’s review and, therefore remain subject to change.

Q2-09 Overview – Action Plan
•
Laid-off 19 full time equivalents which would
generate $450K net savings in the second half of
2009 and over $1.0 million in 2010
•
Increasing emphasis in domestic sales funnel to
compensate for potentially lower close rate
•
Implemented cost containment measures in all
areas

The financial estimates disclosed on this presentation are preliminary and subject to external auditor’s review and, therefore remain subject to change.

Demand for Lab Automation Should Continue and
Help the Recovery of Instruments Sales in 2010
•
According to the Wage &
Vacancy survey by the
American Society of Clinical
Pathology, 50% of all
laboratories in the US have
difficulty hiring lab personnel
•
Average lab worker age is 50+
years
•
Baby boomer population is
driving the demand for more
and higher complexity lab tests
in the US

# Med Techs Required
(Source: U.S Dept of Labor Statistics)
290000
300000
310000
320000
330000
340000
350000
360000
370000
2006 2016
Year
# Med Programs
( Source: National Accrediting Agency for Clinical
Laboratory Sciences)
0

1983 2006
Year

Adapting to Challenging Market Conditions
Adapting to Challenging Market Conditions
•
Providing multiple acquisition options for IRIS products
•
Limited promotional discounts on high margin options
•
Selective international promotions/ concessions
•
Cost improvements and containment programs implemented

The financial estimates disclosed on this presentation are preliminary and subject to external auditor’s review and, therefore remain subject to change.

2H-2009 Outlook
•
Expect a stronger second half in revenue and
earnings
–
Historical seasonality pattern: very strong fourth quarter
–
iChem VELOCITY learning curve should be over early 2H-09
–
Higher iChem VELOCITY consumable pull through in 2H-09
–
Higher R&D spending in the second half to support 3GEMS
and NADiA clinical studies etc.
•
Updated full year guidance to be provided July 30

The financial estimates disclosed on this presentation are preliminary and subject to external auditor’s review and, therefore remain subject to change.

Q & A Q & A Q & A